UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2012

REGIONS FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	000-50831	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 FIFTH AVENUE NORTH

BIRMINGHAM, ALABAMA 35203

(Address, including zip code, of principal executive office)

Registrant’s telephone number, including area code: (205) 944-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 24, 2012, Regions Financial Corporation (“Regions”) executed an amendment (the “Amendment”) to its Replacement Capital Covenants, dated as of April 27, 2007 and April 30, 2008 (together, the “Replacement Capital Covenants”). Regions executed the Replacement Capital Covenant, dated as of April 27, 2007, in favor of and for the benefit of each Covered Debtholder in connection with the issuance by Regions of $700,010,000 aggregate principal amount of Regions’ 6.625% junior subordinated notes due 2077 to Regions Financing Trust II ( “Trust II”), and the issuance by Trust II of $700,000,000 aggregate liquidation amount of its 6.625% Trust Preferred Securities. Regions executed the Replacement Capital Covenant, dated as of April 30, 2008, in favor of and for the benefit of each Covered Debtholder in connection with the issuance of $345,010,000 aggregate principal amount of Regions’ 8.875% junior subordinated notes due 2078 to Regions Financing Trust III (“Trust III”), and the issuance by Trust III of $345,000,000 aggregate liquidation amount of its 8.875% Trust Preferred Securities.

The intent and effect of the Amendment is (i) to recognize, for purposes of calculating qualified replacement capital under each Replacement Capital Covenant, the proceeds received by Regions from the sale of certain securities, including but not limited to Common Stock, rights to acquire Common Stock, and Mandatorily Convertible Preferred Stock, after February 24, 2012 (the effective date of the Amendment) without regard to the date of such issuance, and (ii) to permit Regions to designate any one of the series of Eligible Debt to become the Covered Debt on and after a Redesignation Date.

Capitalized terms used but not defined in this Item 8.01 have the meanings set forth in the Replacement Capital Covenants, as amended.

The Replacement Capital Covenants are attached as Exhibits 99.1 and 99.2, and a copy of the Amendment is attached hereto as Exhibit 99.3, each of which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

d) Exhibits.

99.1.	Replacement Capital Covenant, dated April 27, 2007, of Regions (incorporated herein by reference to Exhibit 99.1 of Regions’ Form 8-K filed on April 30, 2007).

99.2.	Replacement Capital Covenant, dated April 30, 2008, of Regions (incorporated herein by reference to Exhibit 99.1 of Regions’ registration statement on Form 8-A/A filed on April 30, 2008).

99.3.	Amendment to Replacement Capital Covenants, dated February 24, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

By:	/s/ Fournier J. Gale, III
Name:	Fournier J. Gale, III
Title:	Senior Executive Vice President, General Counsel and Corporate Secretary

Date: February 24, 2012